[CLAYTON UTZ LOGO OMITTED]

Medallion Trust Series [                        ]
ISDA Master Agreement
(Interest Rate Swap Agreement)

Commonwealth Bank of Australia
ABN 48 123 123 124

Perpetual Trustee Company Limited
ABN 42 000 001 007

Securitisation Advisory Services Pty. Limited
ABN 88 064 133 946

If you have any questions about the details of this document
PLEASE CONTACT [                                        ]  ON + 61 2 9353 4000

Clayton Utz
Lawyers
Levels 22-35  No. 1 O'Connell Street  Sydney  NSW  2000  Australia
PO Box H3 Australia Square  Sydney  NSW  1215
T + 61 2 9353 4000  F + 61 2 8220 6700

www.claytonutz.com

Our reference  [                                     ]

                                    SCHEDULE

                                     TO THE

                                MASTER AGREEMENT

                       DATED AS OF [            ] BETWEEN

                  SECURITISATION ADVISORY SERVICES PTY. LIMITED
                               ABN 88 064 133 946
                                   ("MANAGER")

                                       AND

                         COMMONWEALTH BANK OF AUSTRALIA
                               ABN 48 123 123 124
                                   ("PARTY A")

                                       AND

                        PERPETUAL TRUSTEE COMPANY LIMITED
                               ABN 42 000 001 007
                  AS TRUSTEE OF THE MEDALLION TRUST SERIES [ ]
                                   ("PARTY B")

PART 1.     TERMINATION PROVISIONS

(a)         "SPECIFIED ENTITY" in relation to

            (i)  Party A, is not applicable; and

            (ii) Party B, is not applicable.

(b)         "SPECIFIED TRANSACTION" means - not applicable.

(c)         (i)  The following provisions of Section 5 will not apply to
                 Party A:

                 Section 5(a)(ii)     Section 5(a)(v)      Section 5(a)(viii)    Section 5(b)(iv)
                 Section 5(a)(iii)    Section 5(a)(vi)     Section 5(b)(ii)
                 Section 5(a)(iv)     Section 5(a)(vii)    Section 5(b)(iii)

            (ii) The following provisions of Section 5 will not apply to
                 Party B:

                 Section 5(a)(ii)     Section 5(a)(v)      Section 5(a)(viii)    Section 5(b)(iv)
                 Section 5(a)(iii)    Section 5(a)(vi)     Section 5(b)(ii)
                 Section 5(a)(iv)     Section 5(a)(vii)    Section 5(b)(iii)

(d)         The "AUTOMATIC EARLY TERMINATION" provisions of Section 6(a) will not apply.

(e)         PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this Agreement:

            (i)  A. in respect of the Basis Swap, Loss will apply; and

                 B. in respect of the Fixed Rate Swap and the Interest Rate
                    Basis Cap, Market Quotation will apply;

            (ii)  A. in respect of the Basis Swap, neither the First Method nor the Second Method will apply; and

                  B. in respect of the Fixed Rate Swap and the Interest Rate
                     Basis Cap, the Second Method will apply; and

            (iii) the definition of "Loss" is amended by adding the following sentence at the end of that definition:

                  "However in relation to a Terminated Transaction that is a
                  Basis Swap, each party's Loss is deemed to be zero.".

(f)         "TERMINATION CURRENCY" means Australian dollars.

(g)         ADDITIONAL TERMINATION EVENT. The following is an Additional
            Termination Event in relation to which Party B is the only Affected
            Party and the Basis Swap is the only Affected Transaction:

            If, on any day on which the weighted average Mortgage Rate applicable to the Mortgage Loans forming part of the Assets of the
            Series Trust which are charged interest at a variable rate is equal to or greater than the then Threshold Rate, Party A notifies Party B and each Rating Agency of its intention to terminate the Basis Swap.

PART 2.     TAX REPRESENTATIONS

(a)         PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this
            Agreement, Party A and Party B each make the following
            representation:

            It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any
            Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under
            Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to any other party under this Agreement. In making this
            representation, it may rely on:

            (i)         the accuracy of any representations made by the other
                        party pursuant to Section 3(f) of this Agreement;

            (ii)        the satisfaction of the agreement contained in Section
                        4(a)(i) or 4(a)(iii) of this Agreement and the accuracy
                        and effectiveness of any document provided by the other
                        party pursuant to Section 4(a)(i) or 4(a)(iii) of this
                        Agreement; and

            (iii)       the satisfaction of the agreement of the other party
                        contained in Section 4(d) of this Agreement,

            provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)         PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of this
            Agreement, Party A will and Party B will make the following representation:

            It is an Australian resident and does not derive the payments under this Agreement in part or whole in carrying on business in a country outside Australia at or through a permanent establishment of itself in that country.

PART 3.     AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver to each other party the following documents, as applicable:

(a) TAX FORMS, DOCUMENTS OR CERTIFICATES TO BE DELIVERED ARE:

PARTY REQUIRED TO     FORM/DOCUMENT/CERTIFICATE                    DATE BY WHICH TO BE DELIVERED
DELIVER DOCUMENT

Party A and Party B   Any document or certificate reasonably       On the earlier of (a) learning that such
                      required or reasonably requested by a        document or certificate is required and
                      party in connection with its obligations     (b) as soon as reasonably practicable
                      to make a payment under this Agreement       following a request by a party.
                      which would enable that party to make the
                      payment free from any deduction or
                      withholding for or on account of Tax or
                      which would reduce the rate at which
                      deduction or withholding for or on account
                      of Tax is applied to that payment.

(b) OTHER DOCUMENTS TO BE DELIVERED ARE:

PARTY REQUIRED TO       FORM/DOCUMENT/CERTIFICATE            DATE BY WHICH TO BE DELIVERED        COVERED BY SECTION
DELIVER DOCUMENT                                                                                  3(d) REPRESENTATION

Party A                 A certificate from Party A (or, if   On execution and delivery of any             Yes
                        available, Party A's current         Confirmation unless that
                        authorised signature book)           certificate has already been
                        specifying the names, title and      supplied for that purpose and
                        specimen signatures of the           remains true and in effect and
                        Authorised Officers of Party A.      when the list is updated or upon
                                                             request.

Party A, Party B and    A legal opinion as to the validity   On or at any time prior to the               No
the Manager             and enforceability of that party's   Closing Date.
                        obligations under this Agreement
                        in form and substance (and issued
                        by legal counsel) reasonably
                        acceptable to the other party.

The Manager             A copy (certified by the Manager)    Not less than 5 Business Days (or            Yes
                        of the Credit Support Document and   such lesser period as Party A
                        (without limiting any obligation     agrees to) before the Trade Date
                        Party B may have under the terms     of the first occurring Transaction
                        of the Credit Support Document to    and in the case of any amending
                        notify Party A of amendments) a      documents entered into subsequent
                        copy (certified by the Manager) of   to that date, promptly after each
                        any document that amends in any      amending document (if any) has
                        way the terms of the Credit          been entered into.
                        Support Document.

For the purposes of this paragraph (b) a copy of a document is taken to be certified by the Manager if an Authorised Officer of the Manager or legal counsel for the Manager has certified it to be a true and complete copy of the document of which it purports to be a copy.

PART 4.     MISCELLANEOUS

(a)         ADDRESSES FOR NOTICES. For the purpose of Section 12(a) of this
            Agreement:

            Address for notices or communications to PARTY A:

                   Address:        Commonwealth Bank of Australia
                                   Level 1
                                   48 Martin Place
                                   Sydney  NSW  2000
                                   AUSTRALIA

                   Attention:      Manager, Securitisation

                   Facsimile No.:  612 9378 2481

            Address for notices or communications to PARTY B:

                    Address:       Perpetual Trustee Company Limited
                                   Level 7
                                   9 Castlereagh Street
                                   Sydney  NSW  2000
                                   AUSTRALIA

                    Attention:     Manager, Securitisation Services

                    Facsimile No.: 612 9221 7870

            Additionally, a copy of all notices as well as any changes to a party's address, telephone number or facsimile number should be sent to:

                    Address:       Securitisation Advisory Services Pty. Limited
                                   Level 7
                                   48 Martin Place
                                   Sydney  NSW  2000
                                   AUSTRALIA

                    Attention:     Manager, Securitisation

                    Facsimile No.: 612 9378 2481

(b)         PROCESS AGENT. For the purpose of Section 13(c) of this Agreement:

            Party A appoints as its Process Agent - Not Applicable

            Party B appoints as its Process Agent - Not Applicable

(c)         OFFICES. The provisions of Section 10(a) will not apply to this
            Agreement.

(d)         MULTIBRANCH PARTY. For the purpose of Section 10(c) of this
            Agreement.

            Party A is not a Multibranch Party.

            Party B is not a Multibranch Party.

(e)         CALCULATION AGENT. The Calculation Agent is the Manager.

(f)         CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:

            (i)  in relation to Party A: Nil;

            (ii) in relation to Party B: the Security Trust Deed.

(g)         CREDIT SUPPORT PROVIDER.

            (i)  In relation to Party A: Not Applicable.

            (ii) In relation to Party B: Not Applicable.

(h)         GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws in force in the State of New South Wales and Section 13(b)(i) is deleted and replaced by the following:

            "(i)        submits to the non-exclusive jurisdiction of the courts
                        of the State of New South Wales and courts of appeal
                        from them; and".

(i)         NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this
            Agreement will apply in respect of the following groups of
            Transactions:

            Group 1 - all Transactions being swaps

            Group 2 - all Transactions being interest rate options

(j)         "AFFILIATE" will have the meaning specified in Section 14 of this
            Agreement. For the purposes of Section 3(c), Party A and Party B are deemed not to have any Affiliates.

PART 5.     OTHER PROVISIONS.

(1)         PAYMENTS: In Section 2:

            (a)  In Section 2(a)(i) add the following sentence:

                 "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party.".

            (b)  In Section 2(a)(ii) the first sentence is deleted and replaced with the following sentence:

                 "Unless specified otherwise in this Agreement, payments under this Agreement will be made by 10.00am on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds, free of any set-off,
                 counterclaim, deduction or withholding (except as expressly provided in this Agreement) and in the manner customary for payment in the required currency.".

            (c)  Insert a new paragraph (iv) in Section 2(a) immediately after
                 Section 2(a)(iii) as follows:

                 "(iv)  The condition precedent in Section 2(a)(iii)(1) does not apply to a payment due to be made to a party if it has
                        satisfied all its payment obligations under Section
                        2(a)(i) of this Agreement and has no future payment
                        obligations, whether absolute or contingent under
                        Section 2(a)(i).".

            (d)  Add the following new sentence to Section 2(b):

                 "Each new account so designated will be in the same tax
                 jurisdiction as the original account.".

            (e)  In Section 2(c) insert the following words at the end of the first paragraph:

                 "Subject to Section 2(f), the aggregate amount that would
                 otherwise be payable will not take into account amounts due on that Payment Date pursuant to Sections 2(g), 17, 18 or 19.".

            (f)  Delete Section 2(d)(i)(4) in its entirety.

            (g)  In Section 2(d)(ii)(1) delete the following where they appear:

                 "in respect of which X would not be required to pay an
                 additional amount to Y under Section 2(d)(i)(4)".

            (h)  Insert new Sections 2(f) and 2(g) as follows:

                 "(f)  If on a Payment Date an amount would otherwise be payable by Party A pursuant to Section 2(c):

                       (i)     in respect of a Fixed Rate Swap, then such amount
                               will, unless otherwise agreed between Party A and
                               Party B, be satisfied in part, or whole, from the
                               then Fixed Rate Prepayment Balance; and

                       (ii)    in respect of the Basis Swap, then such amount
                               will, unless otherwise agreed between Party A and
                               Party B, be satisfied in part, or whole, from the
                               then Basis Prepayment Balance.

                 (g)  On each Payment Date that a Fixed Rate Swap is existing:

                       (i)     Party B will pay Party A any Net Break Payment
                               determined by the Manager on the preceding
                               Determination Date in accordance with the Series
                               Supplement; and

                       (ii)    Party A will pay Party B any Net Break Receipt
                               determined by the Manager on the preceding
                               Determination Date in accordance with the Series
                               Supplement."

(2)         REPRESENTATIONS: In Section 3:

            (a)  Section 3(a)(v) is amended by inserting immediately after the words "creditors' rights generally" the following:

                 "(including in the case of a party being an ADI (as that term is defined in the Banking Act, 1959 (Cth)), Section 86 of the
                 Reserve Bank Act, 1969 (Cth) and section 13A(3) of the Banking
                 Act, 1959 (Cth))."

            (b)  RELATIONSHIP BETWEEN PARTIES. Each party will be deemed to represent to the other parties on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

                 (i)   NON-RELIANCE. It is acting for its own account (in the
                       case of Party B, as trustee of the Series Trust), and it
                       has made its own independent

                       decisions to enter into that Transaction and as to
                       whether that Transaction is appropriate or proper for it
                       based upon its own judgment (and in the case of Party B,
                       also upon the judgment of the Manager) and upon advice
                       from such advisers as it has deemed necessary. It is not
                       relying on any communication (written or oral) of any
                       other party as investment advice or as a recommendation
                       to enter into that Transaction; it being understood that
                       information and explanations related to the terms and
                       conditions of a Transaction will not be considered
                       investment advice or a recommendation to enter into that
                       Transaction. No communication (written or oral) received
                       from any other party will be deemed to be an assurance or
                       guarantee as to the expected results of that Transaction.

                 (ii)  EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through
                       independent professional advice), and understands and
                       accepts, the terms, conditions and risks of that
                       Transaction. It is also capable of assuming, and assumes,
                       the risks of that Transaction.

                 (iii) STATUS OF PARTIES. No other party is acting as a
                       fiduciary or an adviser to it in respect of that
                       Transaction.

            (c)  After "Section 3(f)" in line 2 insert ",3(g), 3(h) and 3(i)".

            (d)  Insert the following new paragraphs (g), (h) and (i) in
                 Section 3 immediately after Section 3(f):

                 "(g)  SERIES TRUST: By Party B, in respect of Party B only:

                       (i)     TRUST VALIDLY CREATED. The Series Trust has been
                               validly created and is in existence at the date
                               of this Agreement.

                       (ii)    SOLE TRUSTEE. It has been validly appointed as
                               trustee of the Series Trust and is presently the
                               sole trustee of the Series Trust.

                       (iii)   NO PROCEEDINGS TO REMOVE. No notice has been
                               given to it and to its knowledge no resolution
                               has been passed, or direction or notice has been
                               given, removing it as trustee of the Series
                               Trust.

                       (iv)    POWER. It has power under the Master Trust Deed
                               to:

                               (A)    enter into this Agreement and the Credit
                                      Support Documents in its capacity as
                                      trustee of the Series Trust; and

                               (B)    mortgage or charge the Assets of the
                                      Series Trust in the manner provided in the
                                      Credit Support Document in relation to
                                      Party B.

                       (v)     GOOD TITLE. It is the lawful owner of the Assets
                               of the Series Trust and, subject only to the
                               Credit Support Document in relation to Party B
                               and any Security Interest permitted under the
                               Credit Support Document in relation to Party B,
                               those Assets are free of all other Security
                               Interests (except for Party B's right of
                               indemnity out of the Assets of the Series Trust).

                 (h)   NON ASSIGNMENT. It has not assigned (whether absolutely,
                       in equity, by way of security or otherwise), declared any
                       trust over or given any charge over any of its rights
                       under this Agreement or any Transaction except, in the
                       case of Party B, for the Security Interests created under
                       any Credit Support Document specified in relation to
                       Party B.

                 (i)   CONTRACTING AS PRINCIPAL. Each existing Transaction has
                       been entered into by that party as principal and not
                       otherwise.".

(3)         FAILURE TO PAY OR DELIVER: In Section 5(a)(i) delete the words
            "third Local" where they appear in line 3 and replace them with the word "tenth".

(4)         TERMINATION: In Section 6:

            (i)  Add the following sentence at the end of the first paragraph of
                 Section 6(b)(ii):

                 "However, if Party B is the Affected Party, then Party B will only be obliged to make such efforts to effect a transfer in accordance with this Section 6(b)(ii) as it is able to make by application of funds held by it as trustee of the Series Trust being funds available for such application in accordance with the provisions of the Master Trust Deed and the Series
                 Supplement.".

            (ii) Add the following sentence at the end of the second paragraph of Section 6(b)(ii):

                 "However, if Party A is that other party it must, if so
                 requested by the Manager with the prior consent of the Rating
                 Agencies, use reasonable efforts to make such a transfer to an
                 Affiliate (as that expression is defined in Section 14
                 disregarding any modification made by this Agreement).".

            (iii)Add the following sentence at the end of the last paragraph of
                 Section 6(b)(ii):

                 "However, consent may be withheld if the other party considers that its credit exposure to the transferee would be adversely affected by the transfer.".

            (iv) Section 6(e) is amended by deleting the last sentence of the first paragraph.

(5)         FACSIMILE TRANSMISSION: In Section 12:

            (a)  delete the following words where they appear on lines 2 and 3 of Section 12(a):

                 "(except that a notice or other communication under Section 5 or Section 6 may not be given by facsimile transmission or electronic messaging system)";

            (b)  replace Section 12(a)(iii) with:

                 "(iii)    if sent by facsimile transmission, on the date a
                           transmission report is produced by the machine from
                           which the facsimile was sent which indicates that the
                           facsimile was sent in its entirety to the facsimile
                           number of the recipient notified for the purpose of
                           this Section unless the recipient notifies the sender
                           within one Local Business Day of the facsimile being
                           sent that the facsimile was not received in its
                           entirety in legible form;"; and

            (c)  insert a new paragraph (vi) in Section 12(a) immediately after
                 Section 12(a)(v) as follows:

                 "(vi)     if sent by ordinary mail, on the third (seventh, if
                           posted to or from a place outside Australia) day
                           after posting.".

(6)         DEFINITIONS: In this Agreement, unless the contrary intention appears:

            (a)  MASTER TRUST DEED AND SERIES SUPPLEMENT: Subject to Part
                 5(6)(h) of this Schedule, unless otherwise defined in this
                 Agreement, words and phrases defined in the Master Trust Deed or the Series Supplement have the same meaning in this
                 Agreement. Where there is any inconsistency in a definition between this Agreement (on the one hand) and the Master Trust
                 Deed or the Series Supplement (on the other hand), this
                 Agreement prevails. Subject to Part 5(6)(h) of this Schedule, where there is any inconsistency in a definition between the
                 Master Trust Deed and the Series Supplement, the Series
                 Supplement prevails over the Master Trust Deed in respect of the Series Trust. Where words or phrases used but not defined in this Agreement are defined in the Master Trust Deed in
                 relation to a Series Trust (as defined in the Master Trust
                 Deed) and/or an Other Trust such words or phrases are to be construed in this Agreement, where necessary, as being used only in relation to the Series Trust (as defined in the Series
                 Supplement) and/or the CBA Trust, as the context requires.

            (b)  TRUSTEE CAPACITY:

                 (i)   a reference to Party B is a reference to Party B in its
                       capacity as trustee of the Series Trust only, and in no
                       other capacity; and

                 (ii)  a reference to the undertaking, assets, business or money of Party B is a reference to the undertaking, assets,
                       business or money of Party B in the capacity referred to
                       in paragraph (i) only.

            (c)  DEFINITIONS: in Section 14:

                 (i)   replace the definitions of "AFFECTED TRANSACTIONS" and
                       "LOCAL BUSINESS DAY" with the following:

                       ""AFFECTED TRANSACTIONS" means, with respect to a
                       Termination Event:

                       (a)     where an Early Termination Date is designated
                               pursuant to Part 1(g) of the Schedule, the Basis
                               Swap; and

                       (b)     where an Early Termination Date is designated
                               following the occurrence of any other Termination
                               Event, all Transactions."; and

                       ""LOCAL BUSINESS DAY" has the same meaning as "BUSINESS
                       DAY"."; and

                 (ii)  insert the following new definitions:

                       ""AMOUNTS OUTSTANDING" in relation to a Mortgage Loan
                       means, at any given time, the amount recorded at that
                       time as the balance of the Mortgage Loan in the Mortgage
                       Loan System which balance includes amounts which have
                       been charged to the Mortgage Loan but excludes amounts
                       which have been or are, accrued against the Mortgage
                       Loan.

                       "BASIS PREPAYMENT BALANCE" means the amount then standing
                       to the credit of the Collections Account in respect of
                       prepayments by Party A pursuant to Sections 18(c) or (d)
                       and which has not been utilised pursuant to Section
                       2(f)(ii).

                       "BASIS SWAP ADMINISTERED RATE" means, in relation to a
                       Distribution

                                   Date, the amount determined in accordance
                                   with the following calculation and expressed
                                   as a percentage:

                                                       BSA
                                          (SII x ------------------) + VIE
                                                 FRSA + OFRSA + BSA          365
                                   BSAR = -------------------------------- x ---
                                                       BSA                    n

                                   where:

                                   BSAR  = the Basis Swap Administered Rate for
                                           that Distribution Date;

                                   SII   = the Short-Term Investment Income in
                                           relation to that Distribution Date;

                                   FRSA  = the Fixed Rate Swap Amount for the
                                           Calculation Period ending
                                           immediately before that Distribution
                                           Date;

                                   OFRSA = the Other Fixed Rate Swap Amount
                                           for the Calculation Period ending
                                           immediately before that Distribution
                                           Date;

                                   BSA   = the Basis Swap Amount for the
                                           Calculation Period ending immediately
                                           before that Distribution Date;

                                   VIE   = the Variable Interest Earned in
                                           relation to that Distribution Date;
                                           and

                                    n    = the number of days in the Swap
                                           Collection Period immediately
                                           preceding that Distribution Date.

                                   "BASIS SWAP" means the Transaction entered
                                   into between Party A, Party B and the
                                   Manager on the terms specified in the form
                                   of the Confirmation set out in Annexure 1
                                   (or as otherwise agreed between Party A,
                                   Party B and the Manager).

                                   "BASIS SWAP AMOUNT" in relation to a
                                   Calculation Period means the aggregate
                                   Amounts Outstanding in relation to all
                                   Mortgage Loans being charged a variable rate
                                   as at the opening of business on the
                                   Determination Date falling within the
                                   preceding Calculation Period.

                                   "CONVERSION" means the conversion of a
                                   Mortgage Loan forming part of the Assets of
                                   the Series Trust which is being charged
                                   interest at a variable rate to a Mortgage
                                   Loan which is being charged interest at a
                                   fixed rate.

                                   "ELIGIBLE ACCOUNT" means an account in the
                                   name of the Trustee as trustee of the Series
                                   Trust held with a financial institution with
                                   short term credit ratings of P-1 by Moody's
                                   and A-1+ by Standard & Poor's and includes
                                   the Collections Account to the extent that
                                   the holder of the Collections Account is
                                   rated in this manner.

                                   "END DATE" means the date on which a
                                   Mortgage Loan is to cease being charged
                                   interest at a fixed rate.

                                   "FIXED INTEREST EARNED" in relation to a
                                   Distribution Date, and the Swap Collection
                                   Period ending immediately prior to that
                                   Distribution Date, means the aggregate of:

                                   (a) all debit entries made during that
                                       Swap Collection Period to

                                       the accounts established in the
                                       Servicer's records for the Mortgage Loans
                                       forming part of the Assets of the Series
                                       Trust representing interest charged at a
                                       fixed rate (plus any interest off-set
                                       benefits in respect of Mortgage Interest
                                       Saver Accounts which represents amounts
                                       which, if not for the terms of the
                                       Mortgage Interest Saver Accounts, would
                                       have been so debited during that Swap
                                       Collection Period to those accounts to
                                       the extent paid by CBA pursuant to clause
                                       15.4 of the Series Supplement and
                                       deposited to the Collections Account
                                       prior to that Distribution Date); and

                                   (b) the aggregate, as at the close of
                                       business on the last day of that Swap
                                       Collection Period, of all accrued but not
                                       charged fixed rate interest on the
                                       Mortgage Loans forming part of the Assets
                                       of the Series Trust less the aggregate,
                                       as at the opening of business on the
                                       first day of that Swap Collection Period,
                                       of all accrued but not charged fixed rate
                                       interest on the Mortgage Loans forming
                                       part of the Assets of the Series Trust.

                                   "FIXED SWAP ADMINISTERED RATE" means in
                                   relation to a Distribution Date, the amount
                                   determined in accordance with the following
                                   calculation and expressed as a percentage:

                                                  FRSA + OFRSA
                                         (SII x ------------------) + FIE
                                                FRSA + OFRSA + BSA          365
                                   FSAR = ------------------------------- x ---
                                                      FRSA                   n

                                   where:

                                   FSAR  = the Fixed Swap Administered Rate for
                                           that Distribution Date;

                                   SII   = the Short Term Investment Income in
                                           relation to that Distribution Date;

                                   FRSA  = the Fixed Rate Swap Amount for the
                                           Calculation Period ending immediately
                                           before that Distribution Date; and

                                   OFRSA = the Other Fixed Rate Swap Amount for
                                           the Calculation Period ending
                                           immediately before that Distribution
                                           Date;

                                   BSA   = the Basis Swap Amount for the
                                           Calculation Period ending immediately
                                           before that Distribution Date;

                                   FIE   = the Fixed Interest Earned in relation
                                           to that Distribution Date; and

                                   n     = the number of days in the Swap
                                           Collection Period immediately
                                           preceding that Distribution Date.

                                   "FIXED RATE PREPAYMENT BALANCE" means the
                                   amount then standing to the credit of the
                                   Eligible Account in respect of prepayments
                                   by Party A pursuant to Sections 17(a)(iii),
                                   (b)(i), (e)(i) or (g) and which has not been
                                   utilised pursuant to Section 2(f)(i) or
                                   repaid to Party A pursuant to Sections
                                   17(e)(ii) or (h).

                                   "FIXED RATE SWAP AMOUNT" in relation to a
                                   Calculation Period means:

                                    (a)         the aggregate Amounts
                                                Outstanding in relation to all
                                                Mortgage Loans (excluding
                                                Mortgage Loans being charged a
                                                variable rate), as certified by
                                                the Manager to the Trustee, as
                                                at the opening of business on
                                                the Determination Date falling
                                                within the preceding Calculation
                                                Period;

                                    (b)         less the Other Fixed Rate Swap
                                                Amount in relation to that
                                                Calculation Period.

                                    "FIXED RATE SWAP" means the Transaction
                                    entered into between Party A, Party B and
                                    the Manager on the terms specified in the
                                    form of the Confirmation set out in Annexure
                                    2 (or as otherwise agreed between Party A,
                                    Party B and the Manager) and each
                                    Transaction entered into pursuant to Section
                                    16.

                                    "INTEREST RATE BASIS CAP" means the interest
                                    rate cap, if any, entered into between Party
                                    A, Party B and the Manager on or prior to
                                    the Closing Date.

                                    "MASTER TRUST DEED" means the Master Trust
                                    Deed dated 8 October 1997 between Party B
                                    (as Trustee) and the Manager, as amended
                                    from time to time.

                                    "OTHER FIXED RATE SWAP AMOUNT" in relation
                                    to a Calculation Period means the aggregate
                                    Amounts Outstanding as at the opening of
                                    business on the Determination Date falling
                                    within the preceding Calculation Period in
                                    respect of each Mortgage Loan where a
                                    further Fixed Rate Swap has been entered
                                    into, and is then current, to hedge the
                                    interest rate risk in respect of the
                                    Mortgage Loan pursuant to Section 16(b).

                                    "OUTSTANDING INTEREST RATE SWAP PREPAYMENT
                                    AMOUNT" means the sum of the then Basis
                                    Prepayment Balance and the then Fixed Rate
                                    Prepayment Balance.

                                    "PRESCRIBED RATINGS" means:

                                    (a)         in respect of the Fixed Rate
                                                Swaps, either a long term rating
                                                of A2 or a short term rating of
                                                P-1 or higher by Moody's and
                                                either a long term rating of A
                                                or a short term rating of A-1 by
                                                S&P; and

                                    (b)         in respect of the Basis Swap, a
                                                short term rating of P-1 by
                                                Moody's and either a long term
                                                rating of A or a short term
                                                rating of A-1 by S&P.

                                    "SERIES SUPPLEMENT" means the Series
                                    Supplement dated on or about the date of
                                    this Agreement between Party A, Homepath Pty
                                    Limited ABN 35 081 986 530, Party B and the
                                    Manager.

                                    "SERIES TRUST" means the Medallion Trust
                                    Series [ ]constituted by the Master Trust
                                    Deed and the Series Supplement.

                                    "SHORT-TERM INVESTMENT INCOME" in relation
                                    to a Distribution Date means interest and
                                    other income received by the Trustee during
                                    the Swap Collection Period immediately
                                    preceding that Distribution Date in respect
                                    of:

                                    (a)         the moneys standing to the
                                                credit of the Collections
                                                Account (other than interest
                                                earned on the Collections
                                                Account during the Collections
                                                Period in respect of the Cash
                                                Advance Deposit or the Interest
                                                Rate Swap Provider Deposit as
                                                calculated, respectively, in
                                                accordance with clauses 8.6 and
                                                8.8 of the Series Supplement);

                                    (b)         amounts representing interest
                                                paid by the Servicer pursuant to
                                                clause 22.5 of the Series
                                                Supplement; and

                                    (c)         Authorised Short-Term
                                                Investments held by the Series
                                                Trust (whether or not
                                                reinvested).

                                    "SWAP COLLECTION PERIOD" means:

                                    (a)         with respect to the first
                                                Determination Date, the period
                                                commencing on (and including)
                                                the Closing Date and ending on
                                                (but excluding) that
                                                Determination Date; and

                                    (b)         with respect to each subsequent
                                                Determination Date, the period
                                                commencing on (and including)
                                                the previous Determination Date
                                                and ending on (but excluding)
                                                that Determination Date.

                                    "VARIABLE INTEREST EARNED" in relation to a
                                    Distribution Date, and the Swap Collection
                                    Period ending immediately prior to that
                                    Distribution Date, means the aggregate of:

                                    (a)         all debit entries made during
                                                that Swap Collection Period to
                                                the accounts established in the
                                                Servicer's records for the
                                                Mortgage Loans forming part of
                                                the Assets of the Series Trust
                                                representing interest charged at
                                                a variable rate (plus any
                                                interest off-set benefits in
                                                respect of Mortgage Interest
                                                Saver Accounts which represents
                                                amounts which, if not for the
                                                terms of the Mortgage Interest
                                                Saver Accounts, would have been
                                                so debited during that Swap
                                                Collection Period to those
                                                accounts to the extent paid by
                                                CBA pursuant to clause 15.4 of
                                                the Series Supplement and
                                                deposited to the Collections
                                                Account prior to that
                                                Distribution Date); and

                                    (b)        the aggregate, as at the close of
                                               business on the last day of that
                                               Swap Collection Period, of all
                                               accrued but not charged variable
                                               rate interest on the Mortgage
                                               Loans forming part of the Assets
                                               of the Series Trust less the
                                               aggregate, as at the opening of
                                               business on the first day of that
                                               Swap Collection Period, of all
                                               accrued but not charged variable
                                               rate interest on the Mortgage
                                               Loans forming part of the Assets
                                               of the Series Trust.

                                    "WEIGHTED MARGIN" in relation to a
                                    Distribution Date means the amount,
                                    expressed as a percentage, determined by the
                                    following calculation:

      CA1            CA2            CA3            CB            RB            SR
WM = (--- x CA1M) + (--- x CA2M) + (--- x CA3M) + (--- x CbM) + (--- x RBM) + (--- x SRM)
      TSA            TSA            TSA            TSA           TSA           TSA

                                    where:

                                    WM    =     the Weighted Margin;

                                    CA1   =     the A$ Equivalent of the
                                                aggregate Stated Amounts of the
                                                Class A-1 Notes on the
                                                Determination Date immediately
                                                preceding that Distribution
                                                Date;

                                    CA1M  =     the Spread specified in
                                                paragraph 5.2 of the
                                                confirmations for the Class A-1
                                                Currency
                                                Swap on that Distribution Date;

                                    CA2   =     the aggregate of the Stated
                                                Amounts of the Class A-2 Notes
                                                on the Determination Date
                                                immediately preceding that
                                                Distribution Date;

                                    CA2M  =     the Issue Margin in respect of
                                                the Class A-2 Notes during the
                                                Accrual Period ending
                                                immediately prior to that
                                                Distribution Date;

                                    CA3   =     the A$ Equivalent of the
                                                aggregate Stated Amounts of the
                                                Class A-3 Notes on the
                                                Determination Date immediately
                                                preceding that Distribution
                                                Date;

                                    CA3M  =     the Spread specified in
                                                paragraph 5.2 of the
                                                confirmations for the Class A-3
                                                Currency Swap on that
                                                Distribution Date;

                                    CB    =     the aggregate of the Stated
                                                Amounts of the Class B Notes on
                                                the Determination Date
                                                immediately preceding that
                                                Distribution Date;

                                    CBA   =     the Issue Margin in respect of
                                                the Class B Notes;

                                    RB    =     the aggregate of the Stated
                                                Amounts of the Redraw Bonds on
                                                the Determination Date
                                                immediately preceding that
                                                Distribution Date;

                                    RBM   =     the weighted average of the
                                                Issue Margins in respect of the
                                                Redraw Bonds outstanding on the
                                                Determination Date immediately
                                                prior to that Distribution Date
                                                during the Accrual Period ending
                                                immediately prior to that
                                                Distribution Date (based on the
                                                Stated Amounts of those Redraw
                                                Bonds);

                                    SR    =     the Standby Redraw Facility
                                                Principal on the Determination
                                                Date immediately preceding that
                                                Distribution Date;

                                    SRM   =     the Drawdown Margin as defined
                                                in the Standby Redraw Facility
                                                Agreement; and

                                    TSA   =     the sum of CA1, CA2, CA3, CB,
                                                RB and SR.".

                 (d)     INTERPRETATION:

                         (i)        references to time are references to Sydney
                                    time;

                         (ii)       a reference to "WILFUL DEFAULT" in relation
                                    to Party B means, subject to Part 5(6)(d)
                                    (iii) of this Schedule, any wilful failure
                                    by Party B to comply with, or wilful breach
                                    by Party B of, any of its obligations under
                                    any Transaction Document, other than a
                                    failure or breach which:

                                   A.           1) arises as a result of a
                                                breach of a Transaction Document
                                                by a person other than Party B
                                                or other than any other person
                                                referred to in Part 5(6)(d)(iii)
                                                of this Schedule; and

                                                2) the performance of the action
                                                (the non-performance of which
                                                gave rise to such breach) is a
                                                precondition to Party B
                                                performing the said obligation;

                                   B.           as in accordance with a lawful
                                                court order or direction or is
                                                otherwise required by law; or

                                   C.           is in accordance with any proper
                                                instruction or direction of:

                                                1) the Secured Creditors given
                                                at a meeting (or deemed meeting)
                                                of Secured Creditors convened
                                                under the Security Trust Deed;
                                                or

                                                2) the Investors given at a
                                                meeting convened under the
                                                Master Trust Deed;

                        (iii)       a reference to the "FRAUD", "NEGLIGENCE" or
                                    "WILFUL DEFAULT" of Party B means the fraud,
                                    negligence or wilful default of Party B and
                                    of its officers, employees, agents and any
                                    other person where Party B is liable for the
                                    acts or omissions of such other person under
                                    the terms of any Transaction Document;

                        (iv)        a reference to "NEITHER PARTY" will be
                                    construed as a reference to "NO PARTY"; and

                        (v)         a reference to "OTHER PARTY" will be
                                    construed as a reference to "OTHER PARTIES".

            (e)         ISDA DEFINITIONS: The 2000 ISDA Definitions (as
                        published by the International Swaps and Derivatives
                        Association, Inc ("ISDA")) (the "2000 ISDA DEFINITIONS")
                        as at the date of this Agreement are incorporated into
                        this Agreement and each Confirmation.

            (f)         INCONSISTENCY: Subject to Part 5(6)(a) of this Schedule,
                        unless specified otherwise, in the event of any
                        inconsistency between any two or more of the following
                        documents in respect of a Transaction they will take
                        precedence over each other in the following order in
                        respect of that Transaction:

                        (i)         any Confirmation;
                        (ii)        the Series Supplement;
                        (iii)       the Master Trust Deed;
                        (iv)        this Agreement; and
                        (v)         the 2000 ISDA Definitions.

            (g)         SWAP TRANSACTION: Any reference to a:

                        (i)         "SWAP TRANSACTION" in the 2000 ISDA
                                    Definitions is deemed to be a reference to a
                                    "Transaction" for the purpose of
                                    interpreting this Agreement or any
                                    Confirmation; and

                        (ii)        "TRANSACTION" in this Agreement or any
                                    Confirmation is deemed to be a

                                    reference to a "Swap Transaction" for the
                                    purpose of interpreting the 2000 ISDA
                                    Definitions.

            (h)         INCORPORATED DEFINITIONS AND OTHER TRANSACTION DOCUMENTS
                        AND PROVISIONS: Where in this Agreement a word or
                        expression is defined by reference to its meaning in
                        another Transaction Document or there is a reference to
                        another Transaction Document or to a provision of
                        another Transaction Document, any amendment to the
                        meaning of that word or expression or to that other
                        Transaction Document or provision (as the case may be)
                        will be of no effect for the purposes of this Agreement
                        unless and until the amendment is consented to by the
                        parties to this Agreement.

(7)         LIMITATION OF LIABILITY: Insert the following Section 15, after
            Section 14:

            "15.        Party B's Limitation of Liability

            (a)         (LIMITATION ON PARTY B'S LIABILITY): Party B enters into
                        this Agreement only in its capacity as trustee of the
                        Series Trust and in no other capacity. A liability
                        incurred by Party B acting in its capacity as trustee of
                        the Series Trust arising under or in connection with
                        this Agreement is limited to and can be enforced against
                        Party B only to the extent to which it can be satisfied
                        out of the Assets of the Series Trust out of which Party
                        B is actually indemnified for the liability. This
                        limitation of Party B's liability applies despite any
                        other provision of this Agreement (other than Section
                        15(c)) and extends to all liabilities and obligations of
                        Party B in any way connected with any representation,
                        warranty, conduct, omission, agreement or transaction
                        related to this Agreement.

            (b)         (CLAIMS AGAINST PARTY B): The parties other than Party B
                        may not sue Party B in respect of liabilities incurred
                        by Party B acting in its capacity as trustee of the
                        Series Trust in any capacity other than as trustee of
                        the Series Trust, including seek the appointment of a
                        receiver (except in relation to Assets of the Series
                        Trust), or a liquidator, or an administrator, or any
                        similar person to Party B or prove in any liquidation,
                        administration or similar arrangements of or affecting
                        Party B (except in relation to the Assets of the Series
                        Trust).

            (c)         (BREACH OF TRUST): The provisions of this Section 15
                        will not apply to any obligation or liability of Party B
                        to the extent that it is not satisfied because under the
                        Master Trust Deed, the Series Supplement or any other
                        Transaction Document or by operation of law there is a
                        reduction in the extent of Party B's indemnification out
                        of the Assets of the Series Trust, as a result of Party
                        B's fraud, negligence or wilful default.

            (d)         (ACTS OR OMISSIONS): It is acknowledged that the
                        Relevant Parties are responsible under the Transaction
                        Documents for performing a variety of obligations
                        relating to the Series Trust. No act or omission of
                        Party B (including any related failure to satisfy its
                        obligations or any breach of a representation or
                        warranty under this Agreement) will be considered
                        fraudulent, negligent or a wilful default of Party B for
                        the purpose of paragraph (c) of this Section 15 to the
                        extent to which the act or omission was caused or
                        contributed to by any Relevant Person or any other
                        person appointed by Party B under any Transaction
                        Document (other than a person whose acts or omissions
                        Party B is liable for in accordance with any Transaction
                        Document) to fulfil its obligations relating to the
                        Series Trust or by any other act or omission of a
                        Relevant Party or any other such person.

            (e)         (NO OBLIGATION): The Trustee is not obliged to enter
                        into any commitment or obligation under this Agreement
                        or any Transaction Document (including incur any

                        further liability) unless the Trustee's liability is
                        limited in a manner which is consistent with this
                        Section 15 or otherwise in a manner satisfactory to the
                        Trustee in its absolute discretion.".

(8)         QUARTERLY SWAP STATEMENT: Prior to each Distribution Date the
            Manager will prepare and deliver to Party A and Party B a quarterly payment notice containing the information specified in Annexure 3 of this Agreement.

(9)         FURTHER ASSURANCES: Each party will, upon request by the other party
            (the "REQUESTING PARTY") at the expense of the requesting party, perform all such acts and execute all such agreements, assurances and other documents and instruments as the requesting party reasonably requires (and, in the case of Party B, are within the powers granted to Party B under the Master Trust Deed) to assure and confirm the rights and powers afforded, created or intended to be afforded or created, under or in relation to this Agreement and each
            Transaction or other dealing which occurs under or is contemplated by it.

(10)        INTEREST RATE SWAP AGREEMENT: The parties acknowledge and agree that for the purposes of the Transaction Documents that this Agreement is an Interest Rate Swap Agreement and Party A is an Interest Rate Swap
            Provider.

(11)        PROCEDURES FOR ENTERING INTO TRANSACTIONS:

            (a)         For the purposes of Section 9(e)(ii), Party A will, by
                        or promptly after the relevant Trade Date, send Party B
                        and the Manager two Confirmations substantially in the
                        form set out in Annexure 1 and 2 respectively (or in
                        such other form as may be agreed between Party A, Party
                        B and the Manager), and Party B and the Manager must
                        promptly then confirm the accuracy of and sign and
                        return, or request the correction of each such
                        Confirmation.

            (b)         Party B will enter into each Transaction in its capacity
                        as trustee of the Series Trust.

(12)        AUTHORISED OFFICER: Each party will be entitled to assume, in the absence of any knowledge to the contrary, that any person signing any Confirmation, notice or other written communication issued in respect of this Agreement on behalf of a party is an Authorised
            Officer of that party.

(13)        RECORDED CONVERSATIONS: Each party:

            (a)         consents to the electronic recording of its telephone
                        conversations with the other party (or any of its
                        associated persons) with or without the use of an
                        automatic tone warning device;

            (b)         will provide transcripts of such recordings (if any)
                        upon reasonable request by the other party (at the
                        reasonable cost of the party requesting);

            (c)         acknowledges that such recordings and transcripts can be
                        used as evidence by either party in any dispute between
                        them; and

            (d)         acknowledges that neither is obligated to maintain
                        copies of such recordings and transcripts for the
                        benefit of the other party.

(14)        FURTHER FIXED RATE SWAPS AND DOWNGRADING OF PARTY A: Insert the
            following new Sections 16, 17, 18 and 19 after Section 15:

            "16.  FURTHER FIXED RATE SWAPS

                        (a)         If, pursuant to clause 16.6(j) of the Series
                                    Supplement, in order for the

                                    Servicer to permit a Conversion the Servicer
                                    requests the Manager (and the Manager
                                    directs Party B) to enter into a Fixed Rate
                                    Swap in accordance with this Section 16 for
                                    a maximum term not exceeding 10 years, Party
                                    B and the Manager will be deemed to have
                                    satisfied their respective obligations to
                                    enter into such Fixed Rate Swap if the
                                    calculation of the Fixed Rate Swap Amount
                                    for the purposes of a Fixed Rate Swap then
                                    existing includes the Amounts Outstanding in
                                    relation to the Mortgage Loans the subject
                                    of the Conversion.

                        (b)         If Section 16(a) does not apply and Party B
                                    and the Manager enter into one or more
                                    further Fixed Rate Swaps pursuant to clause
                                    16.6(j) of the Series Supplement to hedge
                                    the interest rate risk of one or more
                                    Mortgage Loans the subject of a Conversion,
                                    each such further Fixed Rate Swap must:

                                    (i)         (NOTIONAL AMOUNT): have a
                                                Notional Amount for each
                                                Calculation Period at least
                                                equal to the aggregate Amounts
                                                Outstanding as at the first day
                                                of the relevant Calculation
                                                Period in relation to the
                                                Mortgage Loans the subject of
                                                the Conversion which have the
                                                same fixed rate and End Date;

                                    (ii)        (EFFECTIVE DATE): have as an
                                                Effective Date the Distribution
                                                Date immediately following the
                                                last day of the Swap Collection
                                                Period in which the Conversion
                                                occurs;

                                    (iii)       (TERMINATION DATE): have a
                                                scheduled Termination Date on or
                                                prior to the tenth anniversary
                                                of its Trade Date unless the
                                                Rating Agencies confirm that
                                                entering into the Fixed Rate
                                                Swap for a longer period will
                                                not result in a reduction,
                                                qualification or withdrawal of
                                                the credit ratings then assigned
                                                by them to the Securities; and

                                    (iv)        (CONFIRMATION): in all other
                                                respects be confirmed as a Fixed
                                                Rate Swap in accordance with
                                                this Agreement and the sample
                                                Confirmation for Fixed Rate
                                                Swaps set out in Annexure 2 to
                                                this Agreement.

                        The Spread applicable to the Floating Amounts, if any,
                        in respect of each Fixed Rate Swap entered into
                        following a Conversion shall be the Weighted Margin in
                        respect of the relevant Distribution Date plus 0.71% per
                        annum.

            17.         RATINGS DOWNGRADE OF PARTY A - FIXED RATE SWAPS: If, as
                        a result of the reduction or withdrawal of its credit
                        rating by a Rating Agency, Party A does not have the
                        Prescribed Rating in relation to the Fixed Rate Swaps,
                        Party A must:

                        (a)         (MOODY'S): where it ceases to have the
                                    Prescribed Ratings from Moody's in relation
                                    to the Fixed Rate Swap:

                                    (i)         within 30 Business Days of Party
                                                A ceasing to have such
                                                Prescribed Ratings if and while
                                                Party A has a long term credit
                                                rating of at least A3 by
                                                Moody's; or

                                    (ii)        otherwise, and if sooner, within
                                                5 Business Days of Party A
                                                ceasing to have a long term
                                                credit rating of at least A3 by
                                                Moody's,

                                    (or such greater period as is agreed to in
                                    writing by Moody's), at its cost

                                    alone and at its election:

                                    (iii)      lodge in an Eligible Account as a
                                               prepayment of its obligations in
                                               respect of the Fixed Rate Swaps
                                               an amount equal to the Fixed Rate
                                               Prepayment Amount as defined in
                                               Section 17(c);

                                    (iv)       enter into an agreement novating
                                               its rights and obligations under
                                               this Agreement in respect of the
                                               Fixed Rate Swaps to a replacement
                                               counterparty acceptable to the
                                               Manager and which the Rating
                                               Agencies confirm in writing will
                                               not result in a reduction,
                                               qualification or withdrawal of
                                               the credit ratings then assigned
                                               by them to the Securities; or

                                    (v)        enter into such other
                                               arrangements in respect of all
                                               Fixed Rate Swaps which are
                                               satisfactory to the Manager and
                                               which the Rating Agencies confirm
                                               in writing will not result in a
                                               reduction, qualification or
                                               withdrawal of the credit ratings
                                               then assigned by them to the
                                               Securities; and

                        (b)         (S&P): where it ceases to have the
                                    Prescribed Rating in relation to the Fixed
                                    Rate Swap from S&P at its cost alone:

                                    (i)         immediately seek to enter into,
                                                and enter into by no later than
                                                60 days after Party A ceases to
                                                have the Prescribed Ratings in
                                                respect of the Fixed Rate Swap
                                                from S&P, an agreement novating
                                                its rights and obligations under
                                                this Agreement in respect of the
                                                Fixed Rate Swap to a replacement
                                                counterparty which holds the
                                                Prescribed Ratings in respect of
                                                the Fixed Rate Swap and, if a
                                                transfer in accordance with this
                                                Section 17(b)(i) has not
                                                occurred within 30 days after
                                                Party A ceases to have the
                                                Prescribed Ratings in respect of
                                                the Fixed Rate Swap from S&P,
                                                lodge in an Eligible Account as
                                                a prepayment of its obligations
                                                in respect of the Fixed Rate
                                                Swaps an amount equal to the
                                                Fixed Rate Prepayment Amount as
                                                defined in Section 17(c); or

                                    (ii)        (if Party A is unable to effect
                                                a transfer in accordance with
                                                Section 17(b)(i) within 60 days
                                                of Party A ceasing to have the
                                                Prescribed Rating in respect of
                                                the Fixed Rate Swap from S&P or
                                                if Party A otherwise elects)
                                                enter into such other
                                                arrangements in respect of the
                                                Fixed Rate Swap which are
                                                satisfactory to the Manager and
                                                which each Rating Agency
                                                confirms in writing will not
                                                result in a reduction,
                                                qualification or withdrawal of
                                                the credit ratings then assigned
                                                by it to the Notes.

                        (c)         (FIXED RATE PREPAYMENT AMOUNT): For the
                                    purposes of this Section 17 the Fixed Rate
                                    Prepayment Amount will be an amount equal to
                                    the greater of the following:

                                    (i)         where Party A does not have the
                                                Prescribed Rating in respect of
                                                the Fixed Rate Swap from
                                                Moody's, an amount acceptable to
                                                Moody's and sufficient to
                                                maintain the credit ratings
                                                assigned to the Securities by
                                                Moody's immediately prior to the
                                                review of Party A's credit
                                                rating; and

                                    (ii)        where Party A does not have the
                                                Prescribed Rating in respect of
                                                the Fixed Rate Swap from S&P,
                                                the greater of:

                                                A.         zero;

                                                B.         CR;

                                                C.         an amount equal to 1
                                                           percent of the then
                                                           Amounts Outstanding
                                                           of all Mortgage Loans
                                                           then being charged
                                                           interest at a fixed
                                                           rate; and

                                                D.          the net amount (if
                                                            any) as determined
                                                            by the Manager that
                                                            is expected to be
                                                            due by Party A to
                                                            Party B in respect
                                                            of the Fixed Rate
                                                            Swap on the
                                                            immediately
                                                            following
                                                            Distribution Date
                                                            (calculated on the
                                                            basis that there
                                                            will be no
                                                            prepayments made by
                                                            the Mortgagors under
                                                            the Mortgage Loans
                                                            then being charged
                                                            interest at a fixed
                                                            rate and no
                                                            conversion of the
                                                            interest rate
                                                            payable under any
                                                            Mortgage Loan from a
                                                            fixed rate to a
                                                            variable rate or
                                                            from a variable rate
                                                            to a fixed rate
                                                            during the relevant
                                                            Swap Collection
                                                            Period).

                                                Where:

                                                               CR = MM + V

                                                "MM" means the aggregate of the
                                                mark-to-market value (whether
                                                positive or negative) of all
                                                Fixed Rate Swaps determined in
                                                accordance with Section 17(d) no
                                                earlier than 3 Business Days
                                                prior to the date that the Fixed
                                                Rate Prepayment Amount is
                                                lodged.

                                                "V" means the volatility buffer,
                                                being the value calculated by
                                                multiplying the aggregate
                                                Notional Amounts (as defined in
                                                the relevant Confirmations) of
                                                the Fixed Rate Swaps at the most
                                                recent Distribution Date by the
                                                relevant percentage obtained
                                                from the following table:

                                    -------------------------------------------------------------------

                                    WHERE THE PERIOD      WHERE THE PERIOD       WHERE THE PERIOD
                                    BETWEEN THE DATE OF   BETWEEN THE DATE OF    BETWEEN THE DATE OF
                                    RECALCULATION AND     RECALCULATION AND THE  RECALCULATION AND
                                    THE WEIGHTED AVERAGE  WEIGHTED AVERAGE OF    THE WEIGHTED AVERAGE
                                    OF THE MATURITY       THE MATURITY DATES OF  OF THE MATURITY
                                    DATES OF THE THEN     THE THEN FIXED RATE    DATES OF THE THEN
                                    FIXED RATE PERIODS    PERIODS IN RESPECT OF  FIXED RATE PERIODS
                                    IN RESPECT OF         MORTGAGE LOANS         IN RESPECT OF
                                    MORTGAGE LOANS        FORMING PART OF THE    MORTGAGE LOANS
                                    FORMING PART OF THE   ASSETS OF THE SERIES   FORMING PART OF THE
                                    ASSETS OF THE SERIES  TRUST WHICH ARE        ASSETS OF THE SERIES
                                    TRUST WHICH ARE       CHARGED A FIXED RATE   TRUST WHICH ARE
                                    CHARGED A FIXED RATE  OF INTEREST IS         CHARGED A FIXED RATE
                                    OF INTEREST IS LESS   GREATER THAN 5 YEARS   OF INTEREST IS
                                    THAN OR EQUAL TO 5    AND LESS THAN OR       GREATER THAN 10 YEARS
                                    YEARS                 EQUAL TO 10 YEARS
                                    -------------------------------------------------------------------
                                    1.5                   3.15                   6
                                    -------------------------------------------------------------------

                        (d)         (MARK TO MARKET VALUE): Party A must
                                    calculate the mark-to-market value of the
                                    Fixed Rate Swaps by obtaining 2 bids from
                                    counterparties with the Prescribed Ratings
                                    willing to provide the Fixed Rate Swaps in
                                    the absence of Party A. The mark-to-market
                                    value may be a positive or a negative
                                    amount. A bid has a negative value if the
                                    payment to be made is from the counterparty
                                    to Party A and has a positive value if the
                                    payment to be made is from Party A to the
                                    counterparty. The mark-to-market value is
                                    the higher of the bids (on the basis that
                                    any bid of a positive value is higher than
                                    any bid of a negative value).

                        (e)         (RECALCULATION): Party A must recalculate
                                    the Fixed Rate Prepayment Amount (including
                                    the CR and the mark-to-market value) on a
                                    weekly basis. If:

                                    (i)         the recalculated Fixed Rate
                                                Prepayment Amount is greater
                                                than the immediately preceding
                                                Fixed Rate Prepayment Amount,
                                                Party A must make an additional
                                                prepayment in accordance with
                                                Section 17(a)(iii) or (b)(i)
                                                within 3 Business Days of such
                                                recalculation so that the Fixed
                                                Rate Prepayment Balance equals
                                                the recalculated Fixed Rate
                                                Prepayment Amount; or

                                    (ii)        the recalculated Fixed Rate
                                                Prepayment Amount is less than
                                                the immediately preceding Fixed
                                                Rate Prepayment Amount, Party B
                                                must upon the direction of the
                                                Manager withdraw an amount from
                                                the Eligible Account referred to
                                                in Section 17(a)(iii) or (b)(i)
                                                and pay it to Party A within 3
                                                Business Days of receiving
                                                notice of such recalculation so
                                                that the remaining Fixed Rate
                                                Prepayment Balance after such
                                                withdrawal equals the
                                                recalculated Fixed Rate
                                                Prepayment Amount.

                        (f)         (INTEREST): Interest will be payable by
                                    Party B on any prepayment by Party A under
                                    this Section 17 in accordance with clause
                                    8.8 of the Series Supplement.

                        (g)         (UTILISATION): If the Fixed Rate Prepayment
                                    Balance is applied towards an amount payable
                                    by Party A in accordance with Section
                                    2(f)(i) Party A must within 3 Business Days
                                    make an additional prepayment in accordance
                                    with Section 17(a)(iii) or (b)(i) equal to
                                    the amount so applied.

                        (h)         (REPAYMENT): If Party A regains the
                                    Prescribed Rating in respect of the Fixed
                                    Rate Swaps Party B must, upon the direction
                                    of the Manager, repay to Party A the then
                                    Fixed Rate Prepayment Balance.

                        (i)         (VARIATION OF MANNER OF SATISFACTION):
                                    Notwithstanding that Party A has elected to
                                    satisfy its obligations pursuant to this
                                    Section 17 in a particular manner, it may
                                    subsequently and from time to time vary the
                                    manner in which it satisfies its obligations
                                    pursuant to this Section 17 (but will not be
                                    entitled to any additional grace period in
                                    relation to such a variation).

            18.         DOWNGRADING OF PARTY A - BASIS SWAP

                        If, as a result of the reduction or withdrawal of its
                        credit rating by a Rating Agency, Party A does not have
                        the Prescribed Rating in respect of the Basis Swap,
                        Party A

                        must:

                        (a)         (30 BUSINESS DAYS): within 30 Business Days
                                    of Party A ceasing to have the Prescribed
                                    Rating if and while Party A has a short term
                                    credit rating of at least P-1 by Moody's; or

                        (b)         (5 BUSINESS DAYS): otherwise, and if sooner,
                                    within 5 Business Days of Party A ceasing to
                                    have a short term credit rating of at least
                                    P-1 by Moody's;

                        (or such greater period as is agreed to in writing by
                        Moody's) (the "POSTING PERIOD"), at its cost alone and
                        at its election:

                        (c) (PREPAYMENT):

                                    (i)         on or before the last day of the
                                                Posting Period, pay to Party B
                                                as a prepayment of its
                                                obligations under the Basis Swap
                                                for the then Calculation Period,
                                                the net amount (if any) that is
                                                expected to be due by Party A to
                                                Party B at the end of that
                                                Calculation Period; and

                                    (ii)        on each of the following
                                                Distribution Dates, pay to Party
                                                B as a prepayment of its
                                                obligations under the Basis Swap
                                                for the Calculation Period
                                                commencing on each such
                                                Distribution Date, the net
                                                amount (if any) that is expected
                                                to be due by Party A to Party B
                                                at the end of that Calculation
                                                Period less the then Basis
                                                Prepayment Balance at the end of
                                                that Distribution Date,

                                    as determined by the Manager, by depositing
                                    such net amount (if any) into the
                                    Collections Account in cleared funds; or

                        (d)         (OTHER ARRANGEMENTS): enter into some other
                                    arrangement satisfactory to the Manager and
                                    Party B which the Rating Agencies confirm
                                    will not result in a reduction,
                                    qualification or withdrawal of the credit
                                    ratings then assigned by them to the
                                    Securities.

                        A prepayment on the first day of any Calculation Period
                        by Party A under Section 18(c) will constitute a
                        prepayment of Party A's payment obligations (to the
                        extent thereof) in respect of the Basis Swap for the
                        Calculation Period commencing on that Distribution Date.
                        Notwithstanding that Party A has elected to satisfy its
                        obligations pursuant to this Section 18 in a particular
                        manner, it may subsequently and from time to time vary
                        the manner in which it satisfies its obligations
                        pursuant to this Section 18 (but will not be entitled to
                        any additional grace period in relation to such a
                        variation). Interest will be payable by Party B on any
                        prepayment by Party A under this Section 18 in
                        accordance with clause 8.8 of the Series Supplement.

            19.         SECURITIES REPAID

                        On the date that the Invested Amount in respect of the
                        Securities has been reduced to zero, or the Securities
                        are redeemed in full or are deemed to have been redeemed
                        in full under the Series Supplement, whichever is the
                        earlier, Party A's obligations under Sections 17 and 18
                        will cease and Party B must pay to Party A on that date
                        the Outstanding Interest Rate Swap Prepayment Amount and
                        interest on such payment.".

(15)        TRANSFER:

            Section 7 is replaced with:

            "7.         ESSENTIAL TERM: TRANSFER

            (a)         Neither the interests nor the obligations of either
                        party in or under this Agreement (including any
                        Transaction) are capable of being assigned or
                        transferred (whether at law, in equity or otherwise),
                        charged or the subject of any trust (other than the
                        Series Trust or the trusts created pursuant to any
                        Credit Support Document in relation to Party B) or other
                        fiduciary obligation. Any action by a party which
                        purports to do any of these things is void.

            (b)         Nothing in this Section 7:

                        (i)         restricts a transfer by a party after the
                                    other party has agreed to the variation of
                                    this Agreement to the extent necessary to
                                    permit such transfer;

                        (ii)        restricts a novation of the interests and
                                    obligations of a party in or under this
                                    Agreement (including any Transaction)
                                    including, but not limited to, for the
                                    purposes of giving effect to a transfer
                                    under Section 6(b)(ii);

                        (iii)       restricts a transfer by a party of all or
                                    any part of its interest in any amount
                                    payable to it from a Defaulting Party under
                                    Section 6(e); or

                        (iv)        restricts Party B from granting security
                                    over a Transaction or this Agreement
                                    pursuant to any Credit Support Document in
                                    relation to Party B,

                        provided that the Rating Agencies have confirmed that
                        such transfer, variation or assignment by way of
                        security (as the case may be) will not result in a
                        reduction, qualification or withdrawal of the credit
                        ratings then assigned by them to the Securities.

            (c)         Each party acknowledges that the other party enters into
                        this Agreement and each Transaction on the basis that
                        this Section 7 must be strictly observed and is
                        essential to the terms of this Agreement (including each
                        Transaction).".

(16)        KNOWLEDGE OR AWARENESS

            Subject to Section 12(a), each party will only be considered to have knowledge or awareness of, or notice of, a thing or grounds to believe anything by virtue of the officers of that party or any
            Related Body Corporate of that party which have the day to day responsibility for the administration or management of that party's
            (or a Related Body Corporate of that party's) obligations in relation to the Series Trust or the Transactions entered into under this Agreement having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing
            (and similar references will be interpreted in this way).

(18)        INTEREST RATE BASIS CAP

            The parties agree that any Interest Rate Basis Cap entered into between them pursuant to clause 16.6(k) of the Series Supplement will be entered into as a transaction governed by the terms of this
            Agreement.

(19)        AMENDMENT TO THIS AGREEMENT

            The parties to this Agreement may only amend this Agreement in accordance with clause 33.1(b) of the Series Supplement.

ANNEXURE 1
FORM OF CONFIRMATION FOR BASIS SWAP - MEDALLION TRUST SERIES [                 ]

                   [COMMONWEALTH BANK OF AUSTRALIA LETTERHEAD]

[DATE]

TO:      Perpetual Trustee Company Limited                    Securitisation Advisory Services Pty. Limited

         ABN 42 000 001 007                                   ABN 88 064 133 946
         as trustee of the Series Trust                       Level 6
         Level 7                                              48 Martin Place
         9 Castlereagh Street                                 SYDNEY  NSW  2000
         SYDNEY   NSW   2000
                                                              Attention:  Manager, Securitisation
         Attention:  Manager, Securitisation Services

SWAP CONFIRMATION - BASIS SWAP

The purpose of this letter is to confirm the terms and conditions of the
Transaction entered into between us on the Trade Date specified below (the
"TRANSACTION"). This letter constitutes a "CONFIRMATION" as referred to in the
Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA
Master Agreement dated as of [ ], as amended, novated or supplemented from time to time (the "AGREEMENT"), between Commonwealth Bank of Australia ABN 48 123 123
124 ("PARTY A"), Perpetual Trustee Company Limited as trustee of the Series
Trust ("PARTY B") and Securitisation Advisory Services Pty. Limited (the
"MANAGER"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

OUR REFERENCE:                             [         ]

TRADE DATE:                                [         ]

EFFECTIVE DATE:                            [         ]

TERMINATION DATE:                          Means the earlier of:

                                           (a) the Step-Up Date but only if :

                                               (i)  the Issue Margins (as
                                                    defined in the Offshore Note
                                                    Conditions in respect of the
                                                    Offshore Notes) in respect
                                                    of the Offshore Notes and
                                                    the Class A-2 Notes increase
                                                    as and from the Step-Up
                                                    Date; and

                                               (ii) the weighted average
                                                    Mortgage Rate applicable to
                                                    the Mortgage Loans forming
                                                    part of the Assets of the
                                                    Series Trust which are
                                                    charged interest at a
                                                    variable rate is equal to or
                                                    greater than the then
                                                    Threshold Rate;

                                           (b) the date that all the Securities
                                               have been redeemed in full; and

                                           (c) the Termination Date for the
                                               Series Trust,

                                           subject to the Following Business Day
                                           Convention

NOTIONAL AMOUNT:                           With respect to each Calculation
                                           Period means the Basis Swap Amount
                                           for that Calculation Period

FLOATING ADMINISTERED RATE AMOUNTS:

     Floating Administered Rate Payer:     Party B

     Floating Administered Rate Payer      Each Distribution Date
     Payment Dates:

     Floating Rate Option:                 Basis Swap Administered Rate in
                                           relation to the Distribution Date

     Floating Rate Day Count Fraction:     Actual/365 (Fixed)

FLOATING BBSW WEIGHTED RATE AMOUNTS:

     Floating BBSW Rate Payer:             Party A

     Floating BBSW Rate Payer Payment      Each Distribution Date
     Dates:

     Floating Rate Option:                 Bank Bill Rate for the Accrual Period
                                           corresponding to the Calculation
                                           Period

     Spread:                               Weighted Margin in respect of the
                                           relevant Distribution Date plus
                                           [         ]% per annum

     Floating Rate Day Count Fraction:     Actual/365 (Fixed)

BUSINESS DAY:                              Sydney

BUSINESS DAY CONVENTION:                   Following

CALCULATION AGENT:                         The Manager

OTHER PROVISIONS:                          For the purposes of the Agreement,
                                           the Transaction to which this
                                           Confirmation relates is the Basis
                                           Swap

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of PERPETUAL         SIGNED for and on behalf of
TRUSTEE COMPANY LIMITED ABN 42 000 001        COMMONWEALTH BANK OF AUSTRALIA
007, as trustee of the Medallion              ABN 48 123 123 124
Trust Series [                      ]

By:    _______________________________    By:    _______________________________
       (Authorised Officer)                      (Authorised Officer)

Name:  _______________________________    Name:  _______________________________

Title: _______________________________    Title: _______________________________

SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES
PTY. LIMITED ABN 88 064 133 946

By:    _______________________________
       (Authorised Officer)

Name:  _______________________________

Title: _______________________________

ANNEXURE 2
FORM OF CONFIRMATION FOR FIXED RATE SWAPS - MEDALLION TRUST SERIES [   ]

                   [COMMONWEALTH BANK OF AUSTRALIA LETTERHEAD]

[DATE]

TO: Perpetual Trustee Company Limited      Securitisation Advisory Services Pty.
    ABN 42 000 001 007                     Limited
    as trustee of the Series Trust         ABN 88 064 133 946
    Level 7                                Level 6
    9 Castlereagh Street                   48 Martin Place
    SYDNEY   NSW   2000                    SYDNEY  NSW  2000

    Attention:  Manager, Securitisation    Attention:  Manager, Securitisation
                Services

SWAP CONFIRMATION - FIXED RATE SWAP

The purpose of this letter is to confirm the terms and conditions of the
Transaction entered into between us on the Trade Date specified below (the
"TRANSACTION"). This letter constitutes a "CONFIRMATION" as referred to in the
Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA
Master Agreement dated as of [ ], as amended, novated or and supplemented from time to time (the "AGREEMENT"), between Commonwealth Bank of Australia ABN 48
123 123 124 ("PARTY A"), Perpetual Trustee Company Limited as trustee of the
Series Trust ("PARTY B") and Securitisation Advisory Services Pty. Limited (the
"MANAGER"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

OUR REFERENCE:                             [         ]

TRADE DATE:                                [         ]

EFFECTIVE DATE:                            [         ]

TERMINATION DATE:                          Means the earlier of:

                                           (a)         the date that all the
                                                       Securities have been
                                                       redeemed in full; and

                                           (b)         the Termination Date for
                                                       the Series Trust,

                                           subject to the Following Business Day
                                           Convention

NOTIONAL AMOUNT:                           With respect to each Calculation
                                           Period means the Fixed Rate Swap
                                           Amount for that Calculation Period
FIXED AMOUNTS:

     Fixed Rate Payer:                     Party B

     Fixed Rate Payer Payment Dates:       Each Distribution Date

     Fixed Rate:                           The Fixed Swap Administered Rate in
                                           relation to the Distribution Date

     Fixed Rate Day Count Fraction:        Actual/365 (Fixed)

FLOATING AMOUNTS:

     Floating Rate Payer:                  Party A

     Floating Rate Payer Payment           Each Distribution Date
     Dates:

     Floating Rate Option:                 Bank Bill Rate for the Accrual Period
                                           corresponding to the Calculation
                                           Period

     Spread:                               Weighted Margin in respect of the
                                           relevant Distribution Date plus
                                           [         ]% per annum

     Floating Rate Day Count Fraction:     Actual/365 (Fixed)

BUSINESS DAY:                              Sydney

BUSINESS DAY CONVENTION:                   Following

CALCULATION AGENT:                         The Manager

OTHER PROVISIONS:                          For the purposes of the Agreement,
                                           the Transaction to which this
                                           Confirmation relates is the Fixed
                                           Rate Swap

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of PERPETUAL         SIGNED for and on behalf of
TRUSTEE COMPANY LIMITED                       COMMONWEALTH BANK OF AUSTRALIA
ABN 42 000 001 007, as trustee of the         ABN 48 123 123 124
Medallion Trust Series [               ]

By:    _______________________________   By:    _______________________________
       (Authorised Officer)                     (Authorised Officer)

Name:  _______________________________   Name:  _______________________________

Title: _______________________________   Title: _______________________________

SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES PTY.
LIMITED ABN 88 064 133 946

By:         _______________________________
            (Authorised Officer)

Name:       _______________________________

Title:      _______________________________

ANNEXURE 3
QUARTERLY PAYMENT NOTICE - MEDALLION TRUST SERIES [                    ]

TO:         COMMONWEALTH BANK OF AUSTRALIA ABN 48  123 123 124 ("PARTY A")

AND TO:     PERPETUAL TRUSTEE COMPANY LIMITED ABN 42 000 001 007, as trustee of the Series Trust, ("PARTY B")

FROM:       SECURITISATION ADVISORY SERVICES PTY. LIMITED ABN 88 064 133 946
            (the "MANAGER")

ISDA MASTER AGREEMENT dated [                                 ] between Party A,
Party B and the Manager (the "AGREEMENT")

Determination Date:

The Manager has determined and gives notice of the following:

1.  BASIS SWAP

    (a)  Notional Amount for the current Calculation Period:

    (b)  Basis Swap Administered Rate for the current Calculation Period just ended:

2.  FIXED RATE SWAP

    (a)  Notional Amount for the current Calculation Period:

    (b)  Fixed Rate Administered Rate for the current Calculation Period just ended:

3.  RATE SET

    (a)  Bank Bill Rate for the current Calculation Period:

    (b)  Weighted Margin for the current Calculation Period:

4.  NET BREAK RECEIPTS AND PAYMENTS

    (a)  The Net Break Receipt (if any) in respect of the Determination Date:

    (b)  The Net Break Payment (if any) in respect of the Determination Date:

5.  NET AMOUNT

    (a)  Net amount due for payment by Party A on the immediately following
         Payment Date:

    (b)  Net amount due for payment by Party B on the immediately following
         Payment Date:

Terms used and not otherwise defined in this notice have the same meaning as in the Agreement, as amended, supplemented or novated from time to time.

SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES
PTY. LIMITED ABN 88 064 133 946

By:         _______________________________
            (Authorised Officer)

Name:       _______________________________

Title:      _______________________________